UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 612-758-5200

Item 12. Results of Operations and Financial Condition.
Signature
Exhibit Index
EXHIBIT 99

i

Item 12. Results of Operations and Financial Condition.

     On July 12, 2004, Fair Isaac Corporation (the “Company”) issued a press release announcing preliminary third quarter fiscal 2004 results and revised fourth quarter guidance. A copy of the press release has been filed as an exhibit to this report and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By /s/ CHARLES M. OSBORNE
Charles M. Osborne
Date: July 12, 2004	Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description	Method of Filing
99	Press Release dated July 12, 2004	Filed Electronically